Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Clear-Lite Holdings, Inc., on Form 10-Q for the period ending January 31, 2011, as filed with the United States Securities and Exchange Commission on the date hereof, I, Paul E. Niedermeyer, Principal Executive Officer of Clear-Lite Holdings, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ending January 31, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the period ending January 31, 2011, fairly presents, in all material respects, the financial condition and results of operations of Clear-Lite Holdings, Inc.

Dated: March 22, 2011	/s/ Paul E. Niedermeyer
Paul E. Niedermeyer
Chief Financial Officer Principal Accounting Officer